UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021 (October 21, 2021)

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 534-5849

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Bakkt Holdings, Inc., a Delaware corporation (the “Company”), filed on October 21, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (1) the unaudited consolidated financial statements of Bakkt Opco Holdings, LLC (“Opco”), as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Opco for the three and nine months ended September 30, 2021 and 2020 and (3) the unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Opco, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Included as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference are the (1) the unaudited consolidated financial statements of Opco as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, and the related notes thereto; and (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Opco for the three and nine months ended September 30, 2021 and 2020.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Consolidated Financial Statements of Opco as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Opco for the three and nine months ended September 30, 2021 and 2020.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 12, 2021

BAKKT HOLDINGS, INC.

By:	/s/ Gavin Michael
Name:	Gavin Michael
Title:	Chief Executive Officer

3